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                     METLIFE INVESTORS USA INSURANCE COMPANY
                    METLIFE INVESTORS USA SEPARATE ACCOUNT A

                          SUPPLEMENT DATED JULY 2, 2012
                                       TO
     THE PROSPECTUSES DATED APRIL 30, 2012 AND MAY 1, 2011 (AS SUPPLEMENTED)

This supplement describes changes to certain optional living and death benefit riders that will be effective for the following variable annuity contracts issued by MetLife Investors USA Insurance Company or ("we," "us," or "our"):
Series C (offered between September 4, 2001 and October 7, 2011), Series L, Series L-4 Year (offered between November 22, 2004 and October 7, 2011), Series VA (offered between March 22, 2001 and October 7, 2011), Series VA-4 (offered between May 1, 2011 and October 7, 2011), Series XC, Series XTRA, and Series XTRA 6.

This supplement should be read in its entirety and kept together with your prospectus for future reference. If you would like another copy of the prospectus, write to us at 5 Park Plaza, Suite 1900, Irvine, CA 92614 or call us at (800) 343-8496 to request a free copy. If applicable in the state your contract was issued, these changes are effective August 20, 2012.

This supplement revises and, to the extent inconsistent therewith, replaces information contained in the prospectuses dated April 30, 2012 and May 1, 2011 (as supplemented) for the contracts. Certain terms used in this supplement have special meanings. If a term is not defined in this supplement, it has the meaning given to it in the prospectus.

RESTRICTIONS ON SUBSEQUENT PURCHASE PAYMENTS

If applicable in your state and except as noted below, until further notice we will not accept subsequent Purchase Payments from you after the close of the New York Stock Exchange on August 17, 2012 if your contract was issued with one or more of the following optional riders:

     . Guaranteed Minimum Income Benefit: GMIB I, GMIB Plus I, GMIB Plus II, GMIB Plus III

     .    Guaranteed Withdrawal Benefits:

          .    GWB I, Enhanced GWB

          .    LWG I, LWG II

     .    Guaranteed Minimum Accumulation Benefit: GMAB

     .    Enhanced Death Benefit: EDB I, EDB II

Certain optional riders listed above may not have been offered for your contract or may not have been available at the time your contract was issued.

You still will be permitted to transfer Account Value among the Investment Portfolios available with your contract and rider. If subsequent Purchase Payments will be permitted in the future, we will notify you in writing, in advance of the date the restriction will end.

                                                                     USA1MORN712


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Note: We will permit you to make a subsequent Purchase Payment when either of
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the following conditions apply to your contract: (a) your Account Value is below the minimum described in the "Purchase - Termination for Low Account Value" section of the prospectus; or (b) the rider charge is greater than your Account Value.

In addition, for IRAs (including annuity contracts held under Custodial IRAs), we will permit subsequent Purchase Payments up to your applicable annual IRS limits, provided the subsequent Purchase Payment is not in the form of a transfer or rollover from another tax-qualified plan or tax-qualified investment. We will permit subsequent Purchase Payments for Qualified Contracts (other than IRAs and annuity contracts held under Custodial IRAs), provided the subsequent Purchase Payment is not in the form of a transfer or rollover from another tax-qualified plan.

If your contract was issued in one of the following states, this restriction
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does NOT apply and you may continue to make subsequent Purchase Payments at this
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time: Connecticut, Florida, Massachusetts, Maryland, Minnesota, New Jersey,
Oregon, Pennsylvania, Texas, Utah, or Washington.

        THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE

Distributor:
MetLife Investors Distribution Company                 Telephone: (800) 343-8496
5 Park Plaza, Suite 1900, Irvine, CA 92614


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